                      METROPOLITAN LIFE INSURANCE COMPANY

  EQUITY ADVANTAGE VUL -- FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES


         UL II -- FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES


                        Supplement Dated May 1, 2017 to
Prospectus Dated April 28, 2008 as previously amended (for Equity Advantage
                                      VUL)
         Prospectus Dated May 1, 2003 as previously amended (for UL II)

This supplement updates certain information contained in your last prospectus, as annually and periodically supplemented. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife, P.O. Box 543, Warwick, RI 02887-0543. Equity Advantage VUL and UL II Policies ARE NO LONGER AVAILABLE FOR SALE.

You allocate net premiums to and may transfer cash value among the available investment divisions of Metropolitan Life Separate Account UL (and, for Equity Advantage VUL, the Fixed Account). Each available investment division, in turn, invests in the shares of one of the following Portfolios:

AMERICAN FUNDS INSURANCE SERIES(R) (CLASS 2)
     American Funds Bond Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
BRIGHTHOUSE FUNDS TRUST I (FORMERLY MET INVESTORS SERIES TRUST) (CLASS A)
   Brighthouse Asset Allocation 100 Portfolio (formerly MetLife Asset
      Allocation 100 Portfolio)
   Brighthouse/Wellington Large Cap Research Portfolio (formerly
      Met/Wellington Large Cap Research Portfolio)
     Clarion Global Real Estate Portfolio
     ClearBridge Aggressive Growth Portfolio
     Harris Oakmark International Portfolio
     Invesco Mid Cap Value Portfolio
     Invesco Small Cap Growth Portfolio
     MFS(R) Research International Portfolio
     Morgan Stanley Mid Cap Growth Portfolio
     Oppenheimer Global Equity Portfolio
     PIMCO Inflation Protected Bond Portfolio
     PIMCO Total Return Portfolio
     SSGA Growth and Income ETF Portfolio
     SSGA Growth ETF Portfolio
     T. Rowe Price Mid Cap Growth Portfolio
BRIGHTHOUSE FUNDS TRUST II (FORMERLY METROPOLITAN SERIES FUND) (CLASS A)
     Baillie Gifford International Stock Portfolio
     BlackRock Bond Income Portfolio
     BlackRock Capital Appreciation Portfolio
     BlackRock Large Cap Value Portfolio
     BlackRock Ultra-Short Term Bond Portfolio*
   Brighthouse Asset Allocation 20 Portfolio (formerly MetLife Asset
      Allocation 20 Portfolio)

   Brighthouse Asset Allocation 40 Portfolio (formerly MetLife Asset
      Allocation 40 Portfolio)
   Brighthouse Asset Allocation 60 Portfolio (formerly MetLife Asset
      Allocation 60 Portfolio)
   Brighthouse Asset Allocation 80 Portfolio (formerly MetLife Asset
      Allocation 80 Portfolio)
   Brighthouse/Artisan Mid Cap Value Portfolio (formerly Met/Artisan Mid Cap
      Value Portfolio)
   Brighthouse/Wellington Balanced Portfolio (formerly Met/Wellington Balanced
      Portfolio)
   Brighthouse/Wellington Core Equity Opportunities Portfolio (formerly
      Met/Wellington Core Equity Opportunities Portfolio)
     Frontier Mid Cap Growth Portfolio
     Jennison Growth Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
   MetLife Aggregate Bond Index Portfolio (formerly Barclays Aggregate Bond
      Index Portfolio)
     MetLife Mid Cap Stock Index Portfolio
   MetLife MSCI EAFE(R) Index Portfolio (formerly MSCI EAFE(R) Index
      Portfolio)
   MetLife Russell 2000(R) Index Portfolio (formerly Russell 2000(R) Index
      Portfolio)
     MetLife Stock Index Portfolio
     MFS(R) Total Return Portfolio
     MFS(R) Value Portfolio
     Neuberger Berman Genesis Portfolio
     T. Rowe Price Large Cap Growth Portfolio
     T. Rowe Price Small Cap Growth Portfolio
   Western Asset Management Strategic Bond Opportunities Portfolio
   Western Asset Management U.S. Government Portfolio


--------
* The BlackRock Ultra-Short Term Bond Portfolio is not available for Equity Advantage VUL Policies.


The prospectuses for the Portfolios describe in greater detail an investment in the Portfolios. YOU CAN OBTAIN PROSPECTUSES FOR THE PORTFOLIOS BY CALLING 1-800-638-5000.

SENDING COMMUNICATIONS AND PAYMENTS TO US

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; -changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests -(including elections with respect to the automated investment strategies) or changing your premium allocations. As of the date of this prospectus, requests for partial withdrawals and Policy loans must be in writing. However, you should contact us at 1-800-MET-5000 for our current procedures. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-MET-5000 for information on where to direct communication regarding any function not listed below or for any other inquiry.


                   FUNCTION                                DESIGNATED OFFICE ADDRESS
 Premium Payments                               MetLife, P.O. Box 371351, Pittsburgh, PA
                                                15250-7351
 Payment Inquiries                              MetLife, P.O. Box 354, Warwick, RI 02887-0354
 Surrenders, Withdrawals, Loans, Investment     MetLife, P.O. Box 543, Warwick, RI 02887-0543
  Division Transfers, Premium Reallocation
 Death Claims                                   MetLife, P.O. Box 353, Warwick, RI 02887-0353
 Beneficiary & Ownership                        MetLife, P.O. Box 313, Warwick, RI 02887-0313
 Address Changes                                MetLife, 500 Schoolhouse Road, Johnstown, PA
                                                15904
                                                Attn: Data Integrity

If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

FEE TABLES

The following replaces the section entitled "Annual Portfolio Operating
Expenses".


ANNUAL PORTFOLIO OPERATING EXPENSES

The following tables describe the fees and expenses that the Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns a Policy. The first table shows the minimum and maximum fees and expenses charged by the Portfolios for the fiscal year ended December 31, 2016. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the prospectuses for the Portfolios. Certain Portfolios may impose a redemption fee in the future.

The next table describes the annual operating expenses for each Portfolio for the year ended December 31, 2016, as a percentage of the Portfolio's average daily net assets for the year (before and after fee waivers and expense reimbursements).


MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                                                   MINIMUM     MAXIMUM
 TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted from Portfolio assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)                    0.27%       1.00%

PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Portfolio fees and expenses, please refer to the prospectus for each Portfolio.


                                                                           ACQUIRED
                                                 DISTRIBUTION                FUND       TOTAL       FEE WAIVER    NET TOTAL
                                                    AND/OR                   FEES       ANNUAL        AND/OR       ANNUAL
                                    MANAGEMENT      SERVICE       OTHER       AND     OPERATING      EXPENSE      OPERATING
PORTFOLIO                               FEE      (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
 AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
 American Funds Bond Fund             0.36%     0.25%            0.02%      --         0.63%       --              0.63%
 American Funds Global Small
  Capitalization Fund                 0.70%     0.25%            0.04%      --         0.99%       --              0.99%
 American Funds Growth Fund           0.33%     0.25%            0.02%      --         0.60%       --              0.60%
 American Funds Growth-Income
  Fund                                0.27%     0.25%            0.02%      --         0.54%       --              0.54%
 BRIGHTHOUSE FUNDS TRUST I --
  CLASS A
 Brighthouse Asset Allocation 100
  Portfolio                           0.07%     --               0.01%    0.68%        0.76%       --              0.76%
 Brighthouse/Wellington Large
  Cap Research Portfolio              0.56%     --               0.03%      --         0.59%     0.04%             0.55%
 Clarion Global Real Estate
  Portfolio                           0.61%     --               0.04%      --         0.65%       --              0.65%
 ClearBridge Aggressive Growth
  Portfolio                           0.56%     --               0.01%      --         0.57%     0.02%             0.55%
 Harris Oakmark International
  Portfolio                           0.77%     --               0.04%      --         0.81%     0.02%             0.79%
 Invesco Mid Cap Value Portfolio      0.65%     --               0.03%    0.05%        0.73%     0.02%             0.71%

                                                                           ACQUIRED
                                                 DISTRIBUTION                FUND       TOTAL       FEE WAIVER    NET TOTAL
                                                    AND/OR                   FEES       ANNUAL        AND/OR       ANNUAL
                                    MANAGEMENT      SERVICE       OTHER       AND     OPERATING      EXPENSE      OPERATING
PORTFOLIO                               FEE      (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
 Invesco Small Cap Growth
  Portfolio                           0.85%          --        0.03%        --         0.88%     0.02%             0.86%
 MFS(R) Research International
  Portfolio                           0.70%          --        0.04%        --         0.74%     0.06%             0.68%
 Morgan Stanley Mid Cap Growth
  Portfolio                           0.65%          --        0.05%        --         0.70%     0.01%             0.69%
 Oppenheimer Global Equity
  Portfolio                           0.66%          --        0.05%        --         0.71%     0.10%             0.61%
 PIMCO Inflation Protected Bond
  Portfolio                           0.47%          --        0.28%        --         0.75%     0.01%             0.74%
 PIMCO Total Return Portfolio         0.48%          --        0.05%        --         0.53%     0.03%             0.50%
 SSGA Growth and Income ETF
  Portfolio                           0.31%          --        0.01%      0.22%        0.54%       --              0.54%
 SSGA Growth ETF Portfolio            0.32%          --        0.02%      0.24%        0.58%       --              0.58%
 T. Rowe Price Mid Cap Growth
  Portfolio                           0.75%          --        0.03%        --         0.78%       --              0.78%
 BRIGHTHOUSE FUNDS TRUST II --
  CLASS A
 Baillie Gifford International
  Stock Portfolio                     0.80%          --        0.05%        --         0.85%     0.12%             0.73%
 BlackRock Bond Income
  Portfolio                           0.33%          --        0.04%        --         0.37%       --              0.37%
 BlackRock Capital Appreciation
  Portfolio                           0.70%          --        0.02%        --         0.72%     0.09%             0.63%
 BlackRock Large Cap Value
  Portfolio                           0.63%          --        0.03%        --         0.66%     0.03%             0.63%
 BlackRock Ultra-Short Term
  Bond Portfolio                      0.35%          --        0.03%        --         0.38%     0.02%             0.36%
 Brighthouse Asset Allocation 20
  Portfolio                           0.09%          --        0.03%      0.53%        0.65%     0.02%             0.63%
 Brighthouse Asset Allocation 40
  Portfolio                           0.06%          --          --       0.57%        0.63%       --              0.63%
 Brighthouse Asset Allocation 60
  Portfolio                           0.05%          --          --       0.60%        0.65%       --              0.65%
 Brighthouse Asset Allocation 80
  Portfolio                           0.05%          --        0.01%      0.64%        0.70%       --              0.70%
 Brighthouse/Artisan Mid Cap
  Value Portfolio                     0.82%          --        0.03%        --         0.85%       --              0.85%
 Brighthouse/Wellington Balanced
  Portfolio                           0.46%          --        0.09%        --         0.55%       --              0.55%
 Brighthouse/Wellington Core
  Equity Opportunities Portfolio      0.70%          --        0.02%        --         0.72%     0.11%             0.61%
 Frontier Mid Cap Growth
  Portfolio                           0.72%          --        0.03%        --         0.75%     0.02%             0.73%
 Jennison Growth Portfolio            0.60%          --        0.02%        --         0.62%     0.08%             0.54%
 Loomis Sayles Small Cap Core
  Portfolio                           0.90%          --        0.06%      0.04%        1.00%     0.08%             0.92%
 Loomis Sayles Small Cap Growth
  Portfolio                           0.90%          --        0.06%        --         0.96%     0.09%             0.87%
 MetLife Aggregate Bond Index
  Portfolio                           0.25%          --        0.03%        --         0.28%     0.01%             0.27%

                                                                         ACQUIRED
                                               DISTRIBUTION                FUND       TOTAL       FEE WAIVER    NET TOTAL
                                                  AND/OR                   FEES       ANNUAL        AND/OR       ANNUAL
                                  MANAGEMENT      SERVICE       OTHER       AND     OPERATING      EXPENSE      OPERATING
PORTFOLIO                             FEE      (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
 MetLife Mid Cap Stock Index
  Portfolio                         0.25%          --          0.05%    0.01%        0.31%       --              0.31%
 MetLife MSCI EAFE(R) Index
  Portfolio                         0.30%          --          0.08%    0.01%        0.39%       --              0.39%
 MetLife Russell 2000(R) Index
  Portfolio                         0.25%          --          0.06%    0.01%        0.32%       --              0.32%
 MetLife Stock Index Portfolio      0.25%          --          0.02%      --         0.27%     0.01%             0.26%
 MFS(R) Total Return Portfolio      0.56%          --          0.05%      --         0.61%       --              0.61%
 MFS(R) Value Portfolio             0.70%          --          0.02%      --         0.72%     0.14%             0.58%
 Neuberger Berman Genesis
  Portfolio                         0.81%          --          0.04%      --         0.85%     0.01%             0.84%
 T. Rowe Price Large Cap Growth
  Portfolio                         0.60%          --          0.02%      --         0.62%     0.02%             0.60%
 T. Rowe Price Small Cap Growth
  Portfolio                         0.47%          --          0.03%      --         0.50%       --              0.50%
 Western Asset Management
  Strategic Bond Opportunities
  Portfolio                         0.57%          --          0.03%    0.01%        0.61%     0.05%             0.56%
 Western Asset Management
  U.S. Government Portfolio         0.47%          --          0.03%      --         0.50%     0.01%             0.49%

The information shown in the table above was provided by the Portfolios. Certain Portfolios and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from May 1, 2017 through April 30, 2018. These arrangements can be terminated with respect to these Portfolios only with the approval of the Portfolio's board of directors or trustees. Please see the Portfolios' prospectuses for additional information regarding these arrangements.

Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

We are waiving the following amount of the Mortality and Expense Risk Charge: an amount equal to the underlying portfolio expenses that are in excess of 0.62% for the investment division investing in the Oppenheimer Global Equity Portfolio (Class A).

The fee and expense information regarding the Portfolios was provided by those Portfolios. The American Funds Insurance Series is not affiliated with MetLife.

THE FUNDS AND THEIR PORTFOLIOS

The following replaces the section entitled "Management of the Portfolios".


MANAGEMENT OF PORTFOLIOS

Each Fund has an investment adviser who is responsible for overall management of the Fund. These investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for some of the Portfolios.

The adviser, any sub-adviser and investment objective of each Portfolio are as follows:


                     PORTFOLIO                               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
 AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
 American Funds Bond Fund                            Seeks as high a level of current      Capital Research and
                                                     income as is consistent with the      Management Company
                                                     preservation of capital.
 American Funds Global Small Capitalization Fund     Seeks long-term growth of             Capital Research and
                                                     capital.                              Management Company
 American Funds Growth Fund                          Seeks growth of capital.              Capital Research and
                                                                                           Management Company
 American Funds Growth-Income Fund                   Seeks long-term growth of capital     Capital Research and
                                                     and income.                           Management Company
 BRIGHTHOUSE FUNDS TRUST I -- CLASS A
 Brighthouse Asset Allocation 100 Portfolio          Seeks growth of capital.              Brighthouse Investment
                                                                                           Advisers, LLC
 Brighthouse/Wellington Large Cap Research           Seeks long-term capital               Brighthouse Investment
  Portfolio                                          appreciation.                         Advisers, LLC
                                                                                           Subadviser: Wellington
                                                                                           Management Company LLP
 Clarion Global Real Estate Portfolio                Seeks total return through            Brighthouse Investment
                                                     investment in real estate             Advisers, LLC
                                                     securities, emphasizing both          Subadviser: CBRE Clarion
                                                     capital appreciation and current      Securities LLC
                                                     income.
 ClearBridge Aggressive Growth Portfolio             Seeks capital appreciation.           Brighthouse Investment
                                                                                           Advisers, LLC
                                                                                           Subadviser: ClearBridge
                                                                                           Investments, LLC
 Harris Oakmark International Portfolio              Seeks long-term capital               Brighthouse Investment
                                                     appreciation.                         Advisers, LLC
                                                                                           Subadviser: Harris Associates
                                                                                           L.P.
 Invesco Mid Cap Value Portfolio                     Seeks high total return by            Brighthouse Investment
                                                     investing in equity securities of     Advisers, LLC
                                                     mid-sized companies.                  Subadviser: Invesco Advisers,
                                                                                           Inc.
 Invesco Small Cap Growth Portfolio                  Seeks long-term growth of             Brighthouse Investment
                                                     capital.                              Advisers, LLC
                                                                                           Subadviser: Invesco Advisers,
                                                                                           Inc.
 MFS(R) Research International Portfolio             Seeks capital appreciation.           Brighthouse Investment
                                                                                           Advisers, LLC
                                                                                           Subadviser: Massachusetts
                                                                                           Financial Services Company
 Morgan Stanley Mid Cap Growth Portfolio             Seeks capital appreciation.           Brighthouse Investment
                                                                                           Advisers, LLC
                                                                                           Subadviser: Morgan Stanley
                                                                                           Investment Management Inc.

                    PORTFOLIO                              INVESTMENT OBJECTIVE            INVESTMENT ADVISER/SUBADVISER
 Oppenheimer Global Equity Portfolio               Seeks capital appreciation.           Brighthouse Investment
                                                                                         Advisers, LLC
                                                                                         Subadviser: OppenheimerFunds,
                                                                                         Inc.
 PIMCO Inflation Protected Bond Portfolio          Seeks maximum real return,            Brighthouse Investment
                                                   consistent with preservation of       Advisers, LLC
                                                   capital and prudent investment        Subadviser: Pacific Investment
                                                   management.                           Management Company LLC
 PIMCO Total Return Portfolio                      Seeks maximum total return,           Brighthouse Investment
                                                   consistent with the preservation      Advisers, LLC
                                                   of capital and prudent investment     Subadviser: Pacific Investment
                                                   management.                           Management Company LLC
 SSGA Growth and Income ETF Portfolio              Seeks growth of capital and           Brighthouse Investment
                                                   income.                               Advisers, LLC
                                                                                         Subadviser: SSGA Funds
                                                                                         Management, Inc.
 SSGA Growth ETF Portfolio                         Seeks growth of capital.              Brighthouse Investment
                                                                                         Advisers, LLC
                                                                                         Subadviser: SSGA Funds
                                                                                         Management, Inc.
 T. Rowe Price Mid Cap Growth Portfolio            Seeks long-term growth of             Brighthouse Investment
                                                   capital.                              Advisers, LLC
                                                                                         Subadviser: T. Rowe Price
                                                                                         Associates, Inc.
 BRIGHTHOUSE FUNDS TRUST II -- CLASS A
 Baillie Gifford International Stock Portfolio     Seeks long-term growth of             Brighthouse Investment
                                                   capital.                              Advisers, LLC
                                                                                         Subadviser: Baillie Gifford
                                                                                         Overseas Limited
 BlackRock Bond Income Portfolio                   Seeks a competitive total return      Brighthouse Investment
                                                   primarily from investing in           Advisers, LLC
                                                   fixed-income securities.              Subadviser: BlackRock Advisors,
                                                                                         LLC
 BlackRock Capital Appreciation Portfolio          Seeks long-term growth of             Brighthouse Investment
                                                   capital.                              Advisers, LLC
                                                                                         Subadviser: BlackRock Advisors,
                                                                                         LLC
 BlackRock Large Cap Value Portfolio               Seeks long-term growth of             Brighthouse Investment
                                                   capital.                              Advisers, LLC
                                                                                         Subadviser: BlackRock Advisors,
                                                                                         LLC
 BlackRock Ultra-Short Term Bond Portfolio         Seeks a high level of current         Brighthouse Investment
                                                   income consistent with                Advisers, LLC
                                                   preservation of capital.              Subadviser: BlackRock Advisors,
                                                                                         LLC
 Brighthouse Asset Allocation 20 Portfolio         Seeks a high level of current         Brighthouse Investment
                                                   income, with growth of capital as     Advisers, LLC
                                                   a secondary objective.
 Brighthouse Asset Allocation 40 Portfolio         Seeks high total return in the        Brighthouse Investment
                                                   form of income and growth of          Advisers, LLC
                                                   capital, with a greater emphasis
                                                   on income.
 Brighthouse Asset Allocation 60 Portfolio         Seeks a balance between a high        Brighthouse Investment
                                                   level of current income and           Advisers, LLC
                                                   growth of capital, with a greater
                                                   emphasis on growth of capital.
 Brighthouse Asset Allocation 80 Portfolio         Seeks growth of capital.              Brighthouse Investment
                                                                                         Advisers, LLC

                   PORTFOLIO                             INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
 Brighthouse/Artisan Mid Cap Value Portfolio     Seeks long-term capital growth.        Brighthouse Investment
                                                                                        Advisers, LLC
                                                                                        Subadviser: Artisan Partners
                                                                                        Limited Partnership
 Brighthouse/Wellington Balanced Portfolio       Seeks long-term capital                Brighthouse Investment
                                                 appreciation with some current         Advisers, LLC
                                                 income.                                Subadviser: Wellington
                                                                                        Management Company LLP
 Brighthouse/Wellington Core Equity              Seeks to provide a growing             Brighthouse Investment
  Opportunities Portfolio                        stream of income over time and,        Advisers, LLC
                                                 secondarily, long-term capital         Subadviser: Wellington
                                                 appreciation and current income.       Management Company LLP
 Frontier Mid Cap Growth Portfolio               Seeks maximum capital                  Brighthouse Investment
                                                 appreciation.                          Advisers, LLC
                                                                                        Subadviser: Frontier Capital
                                                                                        Management Company, LLC
 Jennison Growth Portfolio                       Seeks long-term growth of              Brighthouse Investment
                                                 capital.                               Advisers, LLC
                                                                                        Subadviser: Jennison Associates
                                                                                        LLC
 Loomis Sayles Small Cap Core Portfolio          Seeks long-term capital growth         Brighthouse Investment
                                                 from investments in common             Advisers, LLC
                                                 stocks or other equity securities.     Subadviser: Loomis, Sayles &
                                                                                        Company, L.P.
 Loomis Sayles Small Cap Growth Portfolio        Seeks long-term capital growth.        Brighthouse Investment
                                                                                        Advisers, LLC
                                                                                        Subadviser: Loomis, Sayles &
                                                                                        Company, L.P.
 MetLife Aggregate Bond Index Portfolio          Seeks to track the performance of      Brighthouse Investment
                                                 the Bloomberg Barclays                 Advisers, LLC
                                                 U.S. Aggregate Bond Index.             Subadviser: MetLife Investment
                                                                                        Advisors, LLC
 MetLife Mid Cap Stock Index Portfolio           Seeks to track the performance of      Brighthouse Investment
                                                 the Standard & Poor's MidCap           Advisers, LLC
                                                 400(R) Composite Stock Price           Subadviser: MetLife Investment
                                                 Index.                                 Advisors, LLC
 MetLife MSCI EAFE(R) Index Portfolio            Seeks to track the performance of      Brighthouse Investment
                                                 the MSCI EAFE(R) Index.                Advisers, LLC
                                                                                        Subadviser: MetLife Investment
                                                                                        Advisors, LLC
 MetLife Russell 2000(R) Index Portfolio         Seeks to track the performance of      Brighthouse Investment
                                                 the Russell 2000(R) Index.             Advisers, LLC
                                                                                        Subadviser: MetLife Investment
                                                                                        Advisors, LLC
 MetLife Stock Index Portfolio                   Seeks to track the performance of      Brighthouse Investment
                                                 the Standard & Poor's 500(R)           Advisers, LLC
                                                 Composite Stock Price Index.           Subadviser: MetLife Investment
                                                                                        Advisors, LLC
 MFS(R) Total Return Portfolio                   Seeks a favorable total return         Brighthouse Investment
                                                 through investment in a                Advisers, LLC
                                                 diversified portfolio.                 Subadviser: Massachusetts
                                                                                        Financial Services Company
 MFS(R) Value Portfolio                          Seeks capital appreciation.            Brighthouse Investment
                                                                                        Advisers, LLC
                                                                                        Subadviser: Massachusetts
                                                                                        Financial Services Company

                 PORTFOLIO                             INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
 Neuberger Berman Genesis Portfolio           Seeks high total return, consisting      Brighthouse Investment
                                              principally of capital appreciation.     Advisers, LLC
                                                                                       Subadviser: Neuberger Berman
                                                                                       Investment Advisers LLC
 T. Rowe Price Large Cap Growth Portfolio     Seeks long-term growth of                Brighthouse Investment
                                              capital.                                 Advisers, LLC
                                                                                       Subadviser: T. Rowe Price
                                                                                       Associates, Inc.
 T. Rowe Price Small Cap Growth Portfolio     Seeks long-term capital growth.          Brighthouse Investment
                                                                                       Advisers, LLC
                                                                                       Subadviser: T. Rowe Price
                                                                                       Associates, Inc.
 Western Asset Management Strategic Bond      Seeks to maximize total return           Brighthouse Investment
  Opportunities Portfolio                     consistent with preservation of          Advisers, LLC
                                              capital.                                 Subadviser: Western Asset
                                                                                       Management Company
 Western Asset Management U.S. Government     Seeks to maximize total return           Brighthouse Investment
  Portfolio                                   consistent with preservation of          Advisers, LLC
                                              capital and maintenance of               Subadviser: Western Asset
                                              liquidity.                               Management Company

A Portfolio may have a name and/or objective that is very similar to that of a publicly available mutual fund that is managed by the same sub-investment manager or adviser. The Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.



TRANSFERRING CASH VALUE AMONG YOUR POLICY'S INVESTMENT OPTIONS

The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. We do not currently charge for transfers, but we do reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. Currently, transfers are not taxable transactions.

RESTRICTIONS OF FREQUENT TRANSFERS. Frequent requests from Policy owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. -In addition, as described below, we intend to treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Portfolios. We monitor transfer activity in the Portfolios below (the "Monitored Portfolios"):

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio

     MetLife MSCI EAFE(R) Index Portfolio
     MetLife Russell 2000(R) Index Portfolio
     MFS(R) Research International Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were: (1) -six or more transfers involving the given category; (2) -cumulative gross transfers involving the given category that exceed the current cash value; and (3) -two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER UNDERLYING PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE UNDERLYING PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Transfers made under one of the systematic investment strategies described in the prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Policy owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy owners who violate the frequent transfer policies established by the Portfolio.

In addition, Policy owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy owner). You should read the Portfolio prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted -either (i) in writing with an original signature -or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.



FEDERAL TAX MATTERS

The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. The summary does not address state, local or foreign tax issues related to your Policy. Because individual circumstances vary, you should consult with your own tax adviser to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


INSURANCE PROCEEDS

o Insurance proceeds are generally excludable from your beneficiary's gross income to the extent provided in Section 101 of the Internal Revenue Code ("Code").

o In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

o The death proceeds may be subject to federal estate tax: (i) if paid to the insured's estate or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

o If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

o Whether or not any federal estate tax is due is based on a number of factors including the estate size. Please consult your tax adviser for the applicable estate tax rates.

o The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. The rules with respect to Policies issued on a substandard risk basis are not entirely clear.


CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)

o You are generally not taxed on your cash value until you withdraw it or surrender your Policy or receive a distribution (such as when your Policy terminates on the Final Date). In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be treated as gain subject to ordinary income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years. Distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

o There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

SPLIT-DOLLAR INSURANCE PLANS

The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your split dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.

The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


LOANS

o Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates. Loans from or secured by a Policy that is not a modified endowment contract are not subject to the 10% federal income tax penalty.

o Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

o If your Policy terminates (upon surrender, cancellation lapse or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, cancelled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

o The tax consequences of loans outstanding after the 15th Policy year are uncertain.


MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy include changes in the level of benefits, receipt of an unnecessary premium and certain other changes to your Policy after the issue date. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. Reductions in benefits during a 7-pay testing period also may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.

Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract.

If your Policy is considered a modified endowment contract the following applies:

o The death benefit will still generally be income tax free to your beneficiary, to the extent discussed above.

o Amounts withdrawn or distributed before the insured's death, including (without limitation) loans taken from or secured by the Policy, assignments and pledges, are (to the extent of any gain in your Policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

o You will generally owe an additional 10% tax penalty on the taxable portion of the amounts you receive before age 591/2 except if you are disabled or if the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary. -The foregoing exceptions to the 10% -additional tax generally do not apply to a Policy owner that is a non-natural person, such as a corporation.

o If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policy. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.


INVESTOR CONTROL

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy owner's estate for purposes of the Federal estate tax if the Policy owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or the insured made a gift transfer of the policy within three years of death. If the Policy owner was not the insured, the fair market value of the Policy would be included in the Policy owner's estate upon the Policy owner's death.

Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping transfer and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


WITHHOLDING

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS  -AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance Policy purchase.


BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. As noted, in the case of a business owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are contemplating a change to an existing Policy or purchasing a Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.


CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

o Possible taxation of cash value transfers.

o Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

o Possible limits on the number of investment funds available or the frequency of transfers among them.

o Possible changes in the tax treatment of Policy benefits and rights.


TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy owners since the Company is the owner of the assets from which the tax benefits are derived.


THE COMPANY'S INCOME TAXES

Under current federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company federal income taxes. (We do deduct a charge for federal taxes from premiums.) We reserve the right to charge the Separate Account for any future federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.



SALE AND DISTRIBUTION OF THE POLICIES

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.



FINANCIAL STATEMENTS

You can find the financial statements of the Separate Account and the financial statements of MetLife in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by e-mailing us at rcg@metlife.com or by calling 800-MET-5000. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.